Securities Act File No. _______

ICA No. 811-

As filed with the Securities and Exchange Commission on May 23, 2005

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

                                                            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                      [ X ]

                                                                                                                          Pre-Effective Amendment No. ____                                                         [     ]

                                                                                                                          Post-Effective Amendment No. ___                                                         [     ]

and/or

                                                            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [ X ]

                                                        Pre-Effective Amendment No.      _

                                                        Post-Effective Amendment No.     _

(Check Appropriate Box or Boxes)

 YieldQuest Funds Trust

(Exact Name of Registrant as Specified in Charter)

3575 Piedmont Road, Suite 1550

Atlanta, Georgia 30309

 (Address of Principal Executive Offices)(Zip Code)

(866) 978-3781

 (Registrant's Telephone Number, Including Area Code)

With a copy to:

Dee Anne Sjögren Thompson Coburn LLP One US Bank Plaza St. Louis, MO 63101 (314) 552-6000	Emile R. Molineaux, General Counsel Gemini Fund Services, LLC The Hauppauge Corporate Center 150 Motor Parkway Hauppauge, New York 11788

As soon as practicable after the effective date

(Approximate Date of Proposed Public Offering)

Shares of Beneficial Interest

(Title of Securities Being Registered)

It is proposed that this filing will become effective (check appropriate box):

( )         immediately upon filing pursuant to paragraph (b).

( )         on (date) pursuant to paragraph (b).

( )         60 days after filing pursuant to paragraph (a)(1).

( )         on (date) pursuant to paragraph (a)(1).

(X)       75 days after filing pursuant to paragraph (a)(2).

( )         on (date) pursuant to paragraph (a)(2) of Rule 485.

SUBJECT TO COMPLETION

YieldQuest Core Equity Fund

YieldQuest Total Return Bond Fund

YieldQuest Tax-Exempt Bond Fund

Prospectus dated _______________, 2005

3575 Piedmont Road, Suite 1550

Atlanta, Georgia 30309

1-800-_____ - ___________

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

YIELDQUEST CORE EQUITY FUND

Risk/Return Summary

How the Fund Has Performed

YIELDQUEST TOTAL RETURN FUND

Risk/Return Summary

How the Fund Has Performed

YIELDQUEST TAX OPPORTUNITY FUND

Risk/Return Summary

How the Fund Has Performed

SUMMARY OF THE PRINCIPAL RISKS OF INVESTING IN THE YIELDQUEST FUNDS

FEES AND EXPENSES OF THE FUNDS

HOW TO BUY SHARES

HOW TO REDEEM SHARES

DETERMINATION OF NET ASSET VALUE

DIVIDENDS, DISTRIBUTIONS AND TAXES

MANAGEMENT OF THE FUNDS

OTHER INVESTMENT INFORMATION

PRIVACY POLICY

FOR MORE INFORMATION

YIELDQUEST CORE EQUITY FUND

Risk/Return Summary

Investment Objective

            The investment objective of the YieldQuest Core Equity Fund (the “Equity Fund” or “Fund”) is long-term capital appreciation and, secondarily, income.

Principal Strategies

            Under normal circumstances, the Equity Fund generally invests at least 80% of its assets in common stocks of companies of all market capitalizations, either directly or through investments in exchange-traded funds (“ETFs”) and actively managed closed-end mutual funds.  This investment policy may not be changed without at least 60 days’ prior written notice to shareholders.  The Equity Fund seeks to maximize its performance by diversifying its investments among common stocks that YieldQuest Advisors, LLC, the Fund’s advisor (“Advisor”), believes present the best capital appreciation prospects for the Fund.  At its discretion, the Advisor will vary the Equity Fund’s exposure to equity securities covering the following categories: large-cap value, mid-cap value, small-cap value, large-cap growth, mid-cap growth and small-cap growth.  Subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”), the Equity Fund may elect to pursue its investment objective either by investing directly in common stocks, or by investing in one or more underlying investment companies that have substantially similar investment objectives and policies as the Fund, such as open-end mutual funds, ETFs that invest in equity securities represented by various indices (including foreign indices) and actively-managed closed-end mutual funds.

            The Advisor allocates the Equity Fund’s assets among various asset classes, investment styles and market capitalizations based on the Advisor’s assessment of the relative opportunities and risks of each category.  The Fund may invest in U.S. or foreign stocks, including emerging market stocks. In making stock selections, the Advisor uses its economic forecasts to identify sectors in which the Equity Fund should have exposure via individual securities, mutual funds, ETFs or closed-end funds.  The Advisor then uses a proprietary multi-factor screening tool which focuses on earnings and the Advisor’s assessment of the relative growth and/or value opportunities and risks of a particular stock and other technical factors, such as the past performance of the stock compared to other stocks over various time periods.  The Advisor examines the fundamental characteristics of an issuer, including industry conditions and outlook, market position and management’s ability and reputation, as well as technical aspects, such as price and volume behavior of the issuer’s stock.  Individual securities are selected based on the Advisor’s assessment of the capital appreciation prospects of the particular security, as well as the Advisor’s assessment of the areas of the market that are and/or will be performing the best.  The Advisor may purchase securities that have the potential for growth or that are undervalued, depending on its assessment of the opportunities presented by the individual security.  The Fund also may invest up to 20% in securities that provide income, such dividend paying stocks, convertible securities and other fixed income securities.

            From time to time, based on overall market conditions, the Equity Fund may make short sales as part of its overall portfolio management strategy, or to offset a potential decline in value of a portfolio security.  A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale.  The Advisor also seeks to control risk by diversifying the Fund’s assets among numerous sectors and asset classes, and by investing in hedging instruments such as options and futures contracts.

            The Equity Fund may sell a stock if the Advisor believes the company’s prospects have declined, if the Advisor learns negative information about the company’s underlying fundamentals, to rebalance the composition of the Fund’s portfolio, to meet redemptions, or for other reasons deemed prudent or advisable.  The Advisor expects that the portfolio turnover rate for the Equity Fund’s initial fiscal year likely will not exceed 200%, the effects of which are described below under “Turnover Risk.”

Principal Risks of Investing in the Equity Fund

            The principal risks of investing the Equity Fund, which could adversely affect its net asset value, are set forth below.  A detailed description of these risks is included under “Summary of Principal Risks of Investing in the Funds” below.

• Growth Risk • Value Risk • Volatility Risk • Market Risk • Investment Company Securities Risk Foreign Securities Risk Short Sale Risk Derivatives Risk Issuer Risk Turnover Risk

Is the Equity Fund Right for You?

            The Equity Fund may be a suitable investment for:

•     long-term investors seeking a fund with a capital appreciation investment strategy

•     investors who want exposure to a broad range of asset classes within the convenience of a single fund

•     investors who want to hire a professional to shift their assets between different types of investments as market conditions change

•     investors willing to accept price fluctuations in their investment

•     investors who can tolerate the greater risks associated with common stock investments.

How the Fund Has Performed?

            The Equity Fund recently commenced operations and, as a result, has no prior performance history.

YIELDQUEST TOTAL RETURN BOND FUND

Risk/Return Summary

Investment Objective

            The investment objective of the YieldQuest Total Return Bond Fund (the “Total Return Fund” or “Fund”) is total return.  The Total Return Fund’s investment objective is a non-fundamental policy and may be changed with at least 60 days’ prior written notice to shareholders.

Principal Strategies

            Under normal circumstances, the Total Return Fund generally invests at least 80% of its assets in a broad range of fixed income securities, either directly or through investments in exchange-traded funds (“ETFs”) and actively managed closed-end mutual funds.  This investment policy may not be changed without at least 60 days’ prior written notice to shareholders.  Fixed income securities in which the Fund may invest include bonds, notes, mortgage-backed securities, corporate debt, government securities and short-term obligations, such as commercial paper and repurchase agreements.  The Advisor uses a contrarian analysis to identify those securities that it believes are significantly outperforming the market or are likely to do so.  The Advisor typically selects fixed income securities with maturities ranging from two to ten years, based on the available yield at various maturity levels.  The Advisor seeks to maximize the Total Return Fund’s performance by diversifying its investments among fixed income securities, and by actively managing the Fund’s portfolio in an effort to enhance the Fund’s total return.  The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals of a particular sector or security.  Under normal circumstances, the Total Return Fund invests in fixed income securities rated at the time of purchase investment grade (BBB/Baa and higher) as determined by at least two of the following rating organizations:  Standard and Poor’s Ratings Group (“S&P”), Fitch Ratings (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined by the Advisor to be of comparable quality.  From time to time, depending on general market conditions and the prospects presented by the individual security, the Fund may invest in non-investment grade fixed income securities.

            The Advisor may elect to pursue the investment objective of the Total Return Fund either by investing directly in fixed income securities or by investing in other mutual funds, including ETFs and actively managed closed-end funds that hold a portfolio of fixed income securities.  In selecting investments for the Total Return Fund, the Advisor considers many factors, such as (i) perceived opportunities and risks in the U.S. and world stock markets; (ii) monetary, investor sentiment, momentum, fundamental, business cycle, and market cycle conditions; and (iii) recent performance and momentum of various categories of possible investments.  The Advisor typically will investment in a other mutual funds based on a positive analysis of:  (1) the experience of the underlying fund’s portfolio managers; (2) the fund’s performance history, volatility, and comparative return and risk data; (3) asset size; (4) expense ratio; and (5) the fund’s investment style.

            From time to time, the Total Return Fund also may engage in short sales, and in derivative transactions for hedging purposes and for speculative purposes.  The use of derivative instruments for both hedging and investment purposes involves a risk of loss or depreciation due to a variety of factors including counterparty risk, interest rate or securities price movements, and tax and regulatory constraints.  Derivative hedging transactions may not be effective because of imperfect correlations and other factors.  The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative.  The Total Return Fund’s investments in derivatives for speculative purposes will be limited to no more than 5% of the Fund’s total assets.

Principal Risks of Investing in the Total Return Fund

            The principal risks of investing the Total Return Fund, which could adversely affect its net asset value, are set forth below.  A detailed description of these risks is included under “Summary of Principal Risks of Investing in the Funds” below.

•     Fixed Income Securities Risks

•     High Yield Securities Risk

•     Government Securities Risk

•     Investment Company Securities Risk

•     Issuer Risk

•     Market Risk

•     Foreign Securities Risk

•     Short Sale Risk

•     Derivatives Risk

Is the Fund Right for You?

            The Total Return Fund may be a suitable investment for:

•     long-term investors seeking a fund with a total return investment strategy

•     investors willing to tolerate the risks associated with fixed income securities.

How the Fund Has Performed?

            The Total Return Fund recently commenced operations and, as a result, has no prior performance history.

YIELDQUEST TAX-EXEMPT BOND FUND

Risk/Return Summary

Investment Objective

            The investment objective of the YieldQuest Tax-Exempt Bond Fund (the “Tax-Exempt Fund” or “Fund”) is to maximize current tax-exempt income.

Principal Strategies

            Under normal circumstances, the Tax-Exempt Fund generally invests at least 80% of its assets in municipal bonds exempt from regular federal income tax, either directly by investing in municipal bonds or indirectly through investments in ETFs and actively managed closed-end mutual funds that invest in municipal bonds.  This investment policy may not be changed without at least 60 days’ prior written notice to shareholders.  Municipal bonds in which the Tax Exempt Fund invests typically are investment grade at the time of purchase with maturities of two to ten years.  The interest income on municipal bonds typically is exempt from regular federal income tax; however, in certain circumstances, the interest income from municipal bonds may be subject to taxes, including, without limitation, federal alternative minimum tax (“AMT”).  The Advisor seeks to take advantage of yield curve movements over time to lock in investment gains and, tax loss swapping when the environment permits.  The Advisor manages credit risk by performing a fundamental credit analysis on all municipal bonds before purchasing such securities for the Tax-Exempt Fund’s portfolio. The Advisor considers various factors, including the economic feasibility of bond financings and general-purpose financings; the financial condition of the issuer or guarantor; and political developments that may affect credit quality.  The Advisor monitors the credit risks of all municipal bonds in the Tax-Exempt Fund’s portfolio on an ongoing basis by reviewing periodic financial data and ratings.  The Advisor also may attempt to augment income by investing a portion of the Tax-Exempt Fund’s portfolio in non-investment grade tax-exempt securities, which generally provide higher yields.  There is no limit on the amount of non-investment grade tax-exempt securities, rather, the percentage that the Advisor allocates to non-investment grade securities will vary depending on the supply of non-investment grade municipal bonds and the credit spread between investment grade securities and non-investment grade securities.  If the credit spread narrows, the Advisor may increase its allocation to investment grade securities; if the credit spread broadens, the Advisor may increase its allocation to non-investment grade securities. The Advisor may also use hedging transactions for purposes of duration management, particularly with respect to investment-grade securities.  “Duration” measures the sensitivity of a security’s price to changes in interest rates.  The greater the Fund’s duration, the greater the change in the Fund’s net asset value in response to a change in market interest rates.

            From time to time, when the Advisor believes that the use of such securities will add risk adjusted return potential to the Tax-Exempt Fund’s portfolio, the Advisor may elect to pursue the Fund’s investment objective by investing in closed-end funds that hold a portfolio of municipal bonds.  The Advisor’s decision process focuses mainly on identifying securities that the Advisor believes are underrated or undervalued, or that present the highest yield opportunities.  The Tax-Exempt Fund may invest in other fixed income securities, including preferred stocks, taxable bonds (if the after-tax yield is determined to be favorable by the Advisor), and open-end mutual funds that offer strategies not available to elsewhere (such as hedging strategies using inverse Treasury funds).

        The Fund seeks to maximize the level of income distributions that will qualify as tax-exempt for Federal income tax purposes and, as such, the Advisor will give great consideration to the tax consequences of the transaction in determining whether to retain or sell a particular investment in the Fund’s portfolio.  Because investments in closed-end funds represents an intermediate trading strategy, the Fund may experience moderate portfolio turnover.

Principal Risks of Investing in the Tax Exempt Fund

            The principal risks of investing the Tax-Exempt Fund, which could adversely affect its net asset value, are set forth below.  A detailed description of these risks is included under “Summary of Principal Risks of Investing in the Funds” below.

•     Fixed Income Securities Risk

•     High Yield Risk

•     Government Securities Risk

•     Investment Company Securities Risk

•     Issuer Risk

•     Market Risk

•     Volatility Risk

•     Foreign Securities Risk

•     Short Sale Risk

•     Derivatives Risk

•     Legislative Change Risk

•     Tax Risk

Is the Fund Right for You?

            The Tax-Exempt Fund may be a suitable investment for:

•     Long-term investors seeking a fund with a current income investment strategy

•     Long-term investors seeking moderate to high tax-exempt income distributions

•     Investors willing to tolerate the risks associated with fixed income securities

How the Fund Has Performed?

            The Tax-Exempt Fund recently commenced operations and, as a result, has no prior performance history.

SUMMARY OF THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS

            The following risks are among the principal risks of investing in the Equity Fund, the Total Return Fund and/or the Tax-Exempt Fund:

•     Fixed Income Securities Risks:

1.   Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

2.   Change in Rating Risk.  If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

3.   Interest Rate Risk. As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate.  Inflation-indexed securities, including Treasury Inflation-Protected Securities (TIPS), decline in value when real interest rates rise.  In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar duration.

4.   Duration Risk.  Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

5.   Prepayment and Extension Risk.  As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities.  As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities.  There is a greater risk that the Total Return Fund and Tax-Exempt Fund will lose money due to prepayment and extension risks because these Funds invest in mortgage-backed securities.

6.   Premium/Discount Risk. When a Fund buys a fixed-income security at a premium to its face value, it will be subject to the risk that the entire coupon (interest rate) may be paid out as a dividend.  Over time the net asset value of the Fund will decline, because the premium on the fixed income security declines as it approaches maturity (at maturity the market price of a fixed income equals its face value).  The declining premium lowers value of the security in the Fund’s portfolio.  Thus the Fund may have attained a higher payout over the life of the fixed income, but at the expense of an erosion in the value of such security over time.  Premium erosion is most frequent among government and investment-grade corporate bond funds.

•     Foreign Securities Risks:

1.   General Foreign Securities Risk.  When a Fund invests in foreign securities, including investments in other investment companies that hold a portfolio of foreign securities, it will be subject to additional risks not typically associated with investing in U.S. Government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. dollar.  These currency movements may negatively impact the value of a Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.

2.   Emerging Market Risk.  To the extent that a Fund invests in investment companies whose underlying investments consist of emerging market securities, the Fund will be subject to additional risks that may be different from, or greater than, risks of investing in securities of issuers based in foreign, developed countries.  These risks include: illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; currency declines and inflation (including rapid fluctuations in inflation rates).

3.   Currency Risk.   Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates.  Securities of foreign companies may be denominated in foreign currencies.  Exchange rate fluctuations may reduce or eliminate gains or create losses.  The Advisor does not hedge against currency movements in the various markets in which the Funds invest so the value of a Fund is subject to the risk of adverse changes in currency exchange rates.

•     Government Securities Risk.  It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law.  If a U.S. Government agency or instrumentality in which a Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae are neither issued or guaranteed by the U.S. Government.  The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by a Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

•     Growth Risk.  From time to time, the Equity Fund may invest in companies that appear to be growth-oriented companies. Growth companies are companies that the Advisor believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the Advisor’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•     High Yield Securities Risk.  A  Fund may be subject to greater levels of interest rate and credit as a result of investing in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•     Investment Company Securities Risk.  When a Fund invests in another investment company (including ETFs and other closed-end funds), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company.  Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, a Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds).  A Fund has no control over the risks taken by the underlying funds in which it invests.

1.   Exchange-Traded Fund Risk.  In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

2.   Closed-End Fund Risk.  To the extent that a Fund invests in closed-end funds that are not listed on a securities exchange, it will be subject to additional risks. The amount of public information available about closed-end funds is generally less than for mutual funds.  Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate.  In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market.  The secondary market for non-exchange listed funds tends to be less liquid, which may adversely affect a Fund’s ability to sell its securities at attractive prices. In addition, such securities may be subject to increased price volatility.

•     Issuer Risk.  The value of a Fund may decrease in response to the activities and financial prospects of an individual issuer in the Fund’s portfolio.  The value of an individual issuer can be more volatile than the market as a whole.

•     Market Risk. Overall securities market risks may also affect the value of each Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets in general.

•     Legislative Change Risk.  Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of a Fund’s investments in such securities.

•     Derivatives Risk.  Options and futures in a Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. There is no guarantee that derivatives transactions will be employed or that they will work, and their use could cause lower returns or even losses to a Fund.

•     Short Sale Risk.  Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

•     Tax Risk. In order to be tax-exempt, municipal securities must meet certain legal requirements.  Failure to meet such requirements may cause the interest received and distributed by the Tax-Exempt Fund to shareholders to be taxable.  Changes or proposed changes in federal tax laws may also cause the prices of municipal securities to fall.  The federal income tax treatment of payments in respect of certain derivatives contracts is unclear.  Additionally, a Fund may not be able to close out certain derivatives contracts when it wants to.  Consequently, the Fund may receive payments that are treated as ordinary income for federal income tax purposes.

•     Turnover Risk.  The Equity Fund is actively managed and its portfolio turnover rate may be high (that is, exceeding 100%).  A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders.  High portfolio turnover also may result in the realization of substantial net short-term capital gains which, when distributed, are taxable to shareholders.

•     Value Risk.  From time to time, a Fund may invest in undervalued securities.  The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value.  It may even decrease in value.

•     Volatility Risk.  Common stocks tend to be more volatile than other investment choices.

            An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

            An investment in a Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

FEES AND EXPENSES OF THE FUNDS

            The tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Shareholder Fees (fees paid directly from your investment)	Equity Fund	Total Return Fund	Tax-Exempt Fund
Maximum Sales Charge (Load) Imposed on Purchases	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE	NONE
Redemption Fee[1,2]	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	0.99%	0.59%	0.59%
Distribution and/or Service (12b-1) Fees	NONE	NONE	NONE
Other Expenses	0.57%	0.62%	0.62%
Expense Reimbursement[3]	0.37%	0.42%	0.42%
Total Annual Fund Operating Expenses[3] (After waiver and reimbursement)	1.19%	0.79%	0.79%

1  The Funds are intended for long-term investors.  To discourage short-term trading and market timing, which can increase Fund expenses, each Fund charges a 2.00% redemption fee on shares redeemed within 90 days after they are purchased.

2 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer.  This fee is subject to change.

3 The Advisor contractually has agreed to waive its fee and/or reimburse expenses through June 30, 2007 to maintain “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions; borrowing costs such as (a) interest expense and (b) dividends on securities sold short; taxes; and extraordinary expenses) at amounts equal to or less than the following: Equity Fund, 1.19%; Total Return Fund, 0.79%; and Tax-Exempt Fund, 0.79%.  Each Fund has agreed to repay any expenses reimbursed and/or waived in the first, second and third fiscal years following the year ending June 30, 2007, to the extent the total expenses of the Fund for any such year or years do not exceed the applicable average daily net asset percentage set forth above or any lower expense limitation or limitations to which the Advisor may otherwise agree.

Example:

            This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

            The example assumes that you invest $10,000 in a Fund for the time period indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods.  The example assumes that the expenses listed above remain the same and that they are maintained at the rates described.  It also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same (except for reimbursement reflected in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 year	3 years
Equity Fund	$121	$378
Total Return Fund	$81	$252
Tax-Exempt Fund	$81	$252

HOW TO BUY SHARES

            To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

            The minimum initial investment in each Fund is $10,000.  Subsequent investments are subject to a minimum of $250 for each account.  The Advisor may, in its sole discretion, waive these minimums in certain circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment.  If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions, if any).  However, if you purchase or redeem shares through a broker-dealer or other intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

•     a completed and signed investment application form which accompanies this Prospectus; and

•     a check made payable to the appropriate Fund; no third party checks will be accepted. If your check is returned, a $25 fee will be assessed against your account.

Mail the completed application and check to:

U.S. or Overnight Mail:                                                                                                                      YieldQuest Funds

            c/o Gemini Fund Services, LLC

            4020 South 147th Street, Suite 2

     Omaha, NE 68137

            By Wire - You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so.  To wire money, you must call Gemini Fund Services, LLC, the Funds’ transfer agent (“Gemini”), at (800) ____-_________ to obtain instructions on how to set up your account and to obtain an account number.  Then, provide your bank with the following information for purposes of wiring your investment:

            Bank of New York

            ABA #______________

            Attn: YieldQuest ______________Fund (name of Fund)

D.D.A.#  ________________

Account Name ________________   (write in shareholder name)

            For the Account # ______________  (write in account number)

            You must provide a signed application to Gemini at the above address in order to complete your initial wire purchase.  Wire orders will be accepted only on a day on which the Funds, their custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money is received and the purchase is accepted by a Fund.  Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or their transfer agent.  There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Additional Investments

            You may purchase additional shares of any Fund at any time (subject to a minimum investment requirements) by mail, wire or automatic investment.  Each additional mail purchase request must contain:

•     your name

•     the name of your account(s),

•     your account number(s),

•     the name of the applicable Fund, and

•     a check made payable to the Fund.

            Checks should be sent to the YieldQuest Funds at the address listed under the heading “Initial Purchase – By Mail” in this prospectus.  A bank wire should be sent as outlined under the heading “Initial Purchase – By Wire” in this prospectus.

Automatic Investment Plan

            You may make regular investments in a Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check.  Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your checking account.  You may change the amount of your monthly purchase at any time.  If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

            Since the Funds are oriented to longer term investments, shares of the Funds may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans.  You should contact the Funds’ transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options.  Please consult with your attorney or tax advisor regarding these plans.  You must pay custodial fees for your IRA by redemption of sufficient shares of a Fund from the IRA unless you pay the fees directly to the IRA custodian.  Call the Funds’ transfer agent about the IRA custodial fees at (800) _____-_________.

Other Purchase Information

            Each Fund may limit the amount of purchases and refuse to sell shares to any person.  If your check or wire does not clear, you will be responsible for any loss incurred by the Fund.  You may be prohibited or restricted from making future purchases in the Fund.  Checks must be made payable to the applicable Fund.  The Funds and the Funds’ transfer agent do not accept third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks without proper identification. Medallion signature guarantee stamps may be required on identification documentation. All documentation requiring a medallion signature guarantee stamp must utilize a New Technology Medallion stamp.

            The Funds have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders.  A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter.  It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

            You may receive redemption payments by check or federal wire transfer.  The proceeds may be more or less than the purchase price of your shares, depending on the market value of a Fund’s securities at the time of your redemption.  A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer.  This fee is subject to change.  Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Funds do not intend to redeem shares in any form except cash.  However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lessor of $250,000 or 1% of the Fund’s net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.  If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

            By Mail -  You may redeem any part of your account in a Fund at no charge by mail.  Your request should be addressed to:

U.S. or Overnight Mail:

            YieldQuest Funds

            c/o Gemini Fund Services, LLC

            4020 South 147th Street, Suite 2

     Omaha, NE 68137

            Your request for a redemption must include your letter of instruction, including the applicable Fund’s name, your account number, account name(s) and address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form.  To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.  The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 90 days of the redemption request.  The Funds may also require a medallion signature guarantee stamp for redemptions of $25,000 or more.  Medallion signature guarantees are for the protection of shareholders.  You can obtain a medallion signature guarantee stamp from most banks and securities dealers, but not from a notary public.  For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at (800) ____-________ if you have questions.  At the discretion of a Fund or the Fund’s transfer agent, you may be required to furnish additional legal documents to insure proper authorization, prior to a redemption.

            By Telephone - You may redeem any part of your account in a Fund by calling Gemini at (800) ____-________.  You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option.  The Funds, their transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed to confirm that telephone instructions are genuine may include recording telephone instructions and requiring a form of personal identification from the caller.

            The Funds may terminate the telephone redemption and exchange procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent has ever experienced difficulties in receiving and, in a timely fashion, responding to telephone requests for redemptions or exchanges.  If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail at address listed under the heading “Initial Purchase – By Mail” in this prospectus.

            Funds’ Policy on Market Timing.  The Funds discourage market timing.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements.  Market timing may result in dilution of the value of a Fund’s shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in a Fund.  A 2% redemption fee will be assessed against investment proceeds withdrawn within 90 days of investment. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.  Redemption fees may be waived at the sole discretion of the Funds’ Advisor for mandatory retirement plans, for systematic withdrawal plans and in certain other circumstances, such as death or a change in the investor’s asset allocation.  No exceptions will be granted to persons believed to be “market-timers.”

            While each Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.  In addition to the redemption fee, each Fund reserves the right to reject any purchase order that it does not believe is in the best interest of the Fund or its shareholders or if the Fund believes that the trading is abusive.  The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

            Additional Information - If you are not certain of the requirements for a redemption, please call the Funds’ transfer agent at (800) _____-_______.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption request.  You may be assessed a fee if a Fund incurs bank charges because you direct the Fund to re-issue a redemption check.  However, payment for redemptions made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days.  Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

            Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $10,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares of a Fund are also subject to involuntary redemption if the Board of Directors determines to liquidate a Fund.  An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult your tax advisor.

DETERMINATION OF NET ASSET VALUE

            The price you pay for your shares is based on the applicable Fund’s net asset value per share (NAV).  The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the NYSE is closed on weekends, most Federal holidays and Good Friday).  The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

            Each Fund’s assets generally are valued at their market value.  Market value is generally determined on the basis of last reported sales prices, or if no sales prices are reported, based on the quotes obtained from a quotation reporting system, established market makers, or pricing services.  Debt securities held by the Funds are valued based on information furnished by independent pricing services or market quotations. NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP). Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices.  Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. ETFs, exchange-traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.  Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

        In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by the Advisor.  Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE close.  To the extent that there is a delay between a change in the value of a Fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the Fund’s shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices.  The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. There are no assurances, however, that a Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

           The Equity Fund typically distributes substantially all of its net investment income in the form of dividends to its shareholders annually.  Each of the Total Return Fund and the Tax-Exempt Fund typically declares substantially all of its net investment income as dividends and pays such dividends to its shareholders on a monthly basis.  Each Fund typically distributes its net long-term capital gains and its net short term capital gains annually.  These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request.  Dividends paid by the Funds may be eligible in part for the dividends received deduction for corporations.

Taxes

            Investment income distributed by the Funds generally will consist of interest income and dividends received on investments, less expenses.  The dividends you receive, whether or not reinvested, will be taxed as ordinary income except as discussed in the chart below.  The Equity Fund will normally distribute dividends on an annual basis, while the Total Return Fund and Tax-Exempt Fund each will distribute dividends on an monthly basis.

            Each Fund will distribute its net capital gains to its shareholders normally once a year.  Capital gains are generated when a Fund sells its assets for a profit.  Capital gains are taxed differently depending on how long the Fund held the asset sold.  Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower long-term capital gains rates.  If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

            Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of that Fund.  Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

            You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

            Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Funds’ shareholders.  These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

            The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “2003 Tax Act”).

Type of Transaction                                                   Tax Status

Qualified dividend income                                          Generally maximum 15% on non-corporate

                                                                                    taxpayers

Net short-term capital gain distributions                    Ordinary income rate

Net long-term capital gain distributions                     Generally maximum 15% on non-corporate

                                                                                    taxpayers*

Sales of shares

(including redemptions) owned                                  Gains taxed at generally maximum 15%

more than one year                                                      on non-corporate taxpayers*

Sales of shares

(including redemptions) owned                                  Gains are taxed at the same rate as ordinary

for one year or less                                                      income; losses are subject to special rules

*For gains realized through December 31, 2008.

            Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.  If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term instead of short-term capital loss to the extent of any capital gains distributions received on the shares.

            If you are a non-corporate shareholder and if a Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds.  If you are subject to backup withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law).  Any tax withheld may be applied against the tax liability on your federal income tax return.

            Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

                                                         MANAGEMENT OF THE FUNDS

YieldQuest Advisors, LLC, 3575 Piedmont Road, Suite 1550, Atlanta, Georgia 30309, serves as investment advisor to the Funds.  As Advisor, YieldQuest is responsible for the selection and ongoing monitoring of securities in each Fund’s investment portfolio, and for managing the Funds’ business affairs.  In addition to managing the Funds, the Advisor provides investment advice and products to over 150 investment advisors, financial planners, mutual funds, and high-net worth individuals.  The Advisor is 100% employee-owned.

            Pursuant to the terms of an investment advisory agreement with each Fund, as compensation for its investment management services, the Advisor receives a fee, computed and accrued daily and paid monthly, at an annual rate of 0.99%, 0.59% and 0.59% of the average daily net assets of the Equity Fund, Total Return Fund and Tax-Exempt Fund, respectively.  For each of the Fund’s first two fiscal years ending June 30, 2006 and 2007, the Advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse Fund expenses, to maintain the Fund’s total annual operating expenses, excluding any 12b-1 fees, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, at 1.19%, 0.79% and 0.79% of the average daily net assets of the Equity Fund, Total Return Fund and Tax-Exempt Fund, respectively.

            The Advisor (not the Funds) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution-related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

            Portfolio Manager.  Jay K. Chitnis is the Managing Director of the Advisor and is responsible for the day-to-day management of the Funds.  He also serves as Managing Director of YieldQuest Securities, LLC, a registered broker-dealer and member NASD.  YieldQuest Securities provides investment advice to over 150 investment advisors, financial planners and high net worth individuals.  Mr. Chitnis has over 12 years’ experience in the investment industry and six years in portfolio management.  Mr. Chitnis organized the Advisor in 2004 and currently leads a team of ten investment professionals that provide investment management services to Advisor’s clients.  Prior to forming the Advisor, Mr. Chitnis served as Managing Director of the YieldQuest Investment Group of an independent broker-dealer firm, Register & Akers Investments, Inc., from June 2004 to ____ 2005, and prior to that of McDonald Investments, a registered broker-dealer and member NASD, from September 2001 to June 2004, where he was responsible for researching and implementing new investment ideas to a client base of over 200.  Mr. Chitnis led a similar team as Managing Director within Wachovia Securities from 1998 to 2001.  Prior to 1998, Mr. Chitnis served as a senior vice president in charge of a team of sales/trading, investment research and technology support specialists with CIBC/Oppenheimer Corp. Mr. Chitnis graduated from Rensselaer Polytechnic Institute in 1990 with a B.S. in Engineering and, in 2000, he received an M.A in Economics from New York University.

            The Statement of Additional Information contains information about the Portfolio Manager’s compensation structure, a description of other accounts he manages, and his ownership of shares of the Funds.

OTHER INVESTMENT INFORMATION

General

            Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.  For example, a Fund may hold all or a portion of its assets in money market instruments, securities of no-load mutual funds or repurchase agreements.  If a Fund invests in shares of another investment company, the shareholders of the Funds generally will be subject to duplicative management fees.  Each Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.  As a result of engaging in these temporary measures, a Fund may not achieve its investment objective.

            The investment objective and strategies of each Fund may be changed with shareholder approval, except that each Fund’s policy of investing at least 80% of its assets in a particular type of securities may only be changed upon at least 60 days prior written notice to shareholders.

Investment in Other Investment Companies

            Each Fund may invest in other investment companies, including mutual funds, money market funds, ETFs (including ETFs that hold portfolio of securities that closely tracks the price performance and dividend yield of various indices), and closed-end funds.  Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objectives either by investing directly in securities or, by investing in one or more of these investment company vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

            Each Fund may also invest in various sector ETFs such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, or the Consumer Staples Select Sector Index. Additionally, the Funds may invest in new exchange-traded shares as they become available.  As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

            The structure of a closed-end fund poses additional risks than are involved when investing in most open-end funds.  For example, closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder.  By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder, and typically engage in a continuous offering of their shares.  If a closed-end fund’s underlying market value rises and a Fund’s discount narrows or its premium widens, the price return of the closed-end fund — the actual return to the shareholder — will be greater than the Fund’s NAV return.  Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in and levels of premiums and discounts.  The market price of closed-end fund shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund.  The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to the fund’s net asset value.  Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets in the attempt to enhance their yield at the expense of increased NAV volatility.

Foreign Securities

            When a Fund invests in foreign securities, including investments in other investment companies that hold a portfolio of foreign securities, it will be subject to additional risks not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund (or the underlying investment company vehicle in which a Fund may invest) by domestic companies or the U.S. government.  In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. Dollar.  To the extent a Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated). These currency movements may negatively impact the value of a Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.

            Each Fund may invest in ETFs and closed end funds that invest in emerging markets.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

        Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Derivatives

            Each Fund may, but is not required to, use derivative instruments (i.e., options and futures) for risk management purposes, or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.  Each Fund may invest options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps).  There is no limit on the amount of each Fund’s derivatives transactions for hedging purposes (subject to the limitation on illiquid securities); however, each Fund may no more than 5% of its assets in derivative instruments for speculative (i.e., investment) purposes.  The Advisor may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.  A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.  A description of various risks associated with particular derivative instruments is included in “Additional Information About Fund Investments And Risk Considerations” in the Funds’ Statement of Additional Information.

Short Sales

             Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security.  A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.  A Fund making a short sale must segregate assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Convertible Securities

            The Total Return Fund may invest in convertible securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer’s underlying common shares, the common shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, Eurodollar convertible securities, convertible securities of foreign issuers, stock index notes, or a combination of the features of these securities.  Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities and provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers.  When the market price of a common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly.  As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities are ranked senior to common stock on an issuer’s capital structure and they are usually of higher quality and normally entail less risk than the issuer’s common stock, although the extent to which risk is reduced depends in large measure to the degree to which convertible securities sell above their value as fixed income securities.

High Yield Debt Securities

            Each of the Total Return Fund and Tax Exempt Fund may invest in high yield debt securities commonly referred to as “junk bonds.”  The economy and interest rates affect junk bonds differently from other securities.  The prices of junk bonds have been found to be more sensitive to interest rate changes than higher-rated investments, and more sensitive to adverse economic changes or individual corporate developments.  Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a security defaulted, a Fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of junk bonds and each Fund’s net asset value.  To the extent that there is no established retail secondary market, there may be thin trading of junk bonds, and this may have an impact on the Advisor’s ability to accurately value junk bonds and on each Fund’s ability to dispose of the securities.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bonds, especially in a thinly traded market.

            There are risks involved in applying credit ratings as a method for evaluating junk bonds.  For example, credit ratings evaluate the safety of principal and interest payments, not market value of junk bonds.  Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Advisor will continuously monitor the issuers of junk bonds in each Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities’ liquidity.

Mortgage-Related and Other Asset-Backed Securities

            The Total Return Fund may invest in mortgage- or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Total Return Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Municipal Securities

            Municipal securities are generally issued by states and local government and their agencies, authorities and other instrumentalities.  Municipal bonds are subject to risks generally associated with fixed income securities (e.g., interest rate risk, credit risk, change in rating risk, etc.).  In addition, a municipal bond’s value could also be affected by legislation and other political events.  Lower-rated municipal bonds are subject to greater risk than higher-quality municipal bonds.  The types of municipal bonds that the Tax Exempt Fund may invest include, without limitation, general obligation bonds, special revenue bonds, private activity bonds, tax increment financing (TIF) bonds, and municipal leases.  The Tax Exempt Fund may also invest in securities issued by other investment companies whose underlying assets are municipal bonds.

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources.  In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Funds Collect.  The Funds collect the following nonpublic personal information about you:

•     Information the Funds receive from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number and date of birth); and

•     Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Funds Disclose.  The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds’ custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

        Several additional sources of information are available to you.  The Funds’ Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Funds’ policies and operations, including policies and procedures relating to the disclosure of the Funds’ portfolio holdings by affiliates.  Annual and semi-annual reports will contain management’s discussion of market conditions and investment strategies that significantly affect each Fund’s performance results as of the Fund’s future semi-annual or annual periods.

        Call the Funds at 1____ - ________ to request free copies of the SAI, to request other information about the Fund and to make shareholder inquiries.  Alternatively, you may obtain a copy of the Funds’ SAI at its Internet site at www.___________.

        You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C.  Call the SEC at (202) 942-8090 for room hours and operation.  You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act  # 811-__________

YIELDQUEST CORE EQUITY FUND

YIELDQUEST TOTAL RETURN BOND FUND

YIELDQUEST TAX-EXEMPT BOND FUND

                                          STATEMENT OF ADDITIONAL INFORMATION _________, 2005

            This Statement of Additional Information is not a prospectus.  It should be read in conjunction with the YieldQuest Funds’ Prospectus dated ___________, 2005.  A free copy of the Prospectus can be obtained by writing the Transfer Agent, Gemini Fund Services, LLC, at 4020 South 147th Street, Suite 2, Omaha NE 68137, or by calling (800) ___-__________.

  TABLE OF CONTENTS

  DESCRIPTION OF THE TRUST AND THE FUNDS

  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

  INVESTMENT LIMITATIONS

  THE INVESTMENT ADVISOR

  TRUSTEES AND OFFICERS

  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  PORTFOLIO TURNOVER

  PORTFOLIO TRANSACTIONS AND BROKERAGE

  DISCLOSURE OF PORTFOLIO HOLDINGS

  PROXY VOTING POLICY

  DETERMINATION OF NET ASSET VALUE

  REDEMPTION IN-KIND

  STATUS AND TAXATION OF THE FUNDS

  CUSTODIAN

  FUND ACCOUNTING

  TRANSFER AGENT

  ACCOUNTANTS

  DISTRIBUTOR

  FINANCIAL STATEMENTS

  DESCRIPTION OF THE TRUST AND THE FUNDS

              The YieldQuest Core Equity Fund (“Equity Fund”), YieldQuest Total Return Bond Fund (“Total Return Fund”) and YieldQuest Tax-Exempt Bond Fund (“Tax-Exempt Fund”) (each a “Fund” or collectively, the “Funds”) were organized as diversified series of YieldQuest Funds Trust (the “Trust”) on _____________, 2005.  The Trust was organized as a business trust under the laws of the State of Delaware pursuant to a Certificate of Trust filed with the State of Delaware on May 9th, 2005, and an Agreement and Declaration of Trust (the “Declaration of Trust”) of even date therewith.  The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  Each Fund is one of a series of funds currently authorized by the Trustees.  The investment advisor to each Fund is YieldQuest Advisors, LLC (the “Advisor”).

              Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  Each share has the same voting and other rights and preferences as any other series of the Trust for matters that affect the Trust as a whole.  The Funds may offer additional classes of shares in the future.  The Funds do not issue share certificates.  All shares are held in non-certificate form registered on the books of the Funds and its transfer agent for the account of the shareholder.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series, and the rights of shares of any other series, are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series (e.g., compensation paid to Trustees) are allocated by or under the direction of the Trustees in such manner as they determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

              Any Trustee of the Trust may be removed by vote of the shareholders holding not less than a majority of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Funds have equal liquidation rights.  The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected.  Each share of a Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund’s shareholders.

              For information concerning the purchase and redemption of shares of the Funds, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ Prospectus.  For a description of the methods used to determine the share price and value of each Fund’s assets, see “Determination of Net Asset Value” in the Funds’ Prospectus and in this SAI.

  Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf.  A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

  Customer orders will be priced at the net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by a Fund.  The performance of each Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available.  The performance of each Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  The Funds’ annual report for the initial fiscal year will contain additional performance information and will be made available to investors upon request and without charge.

  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

              This section contains additional information regarding some of the investments the Funds may make and some of the techniques they may use.

              A.         Investment Companies Securities.     Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objectives either by investing directly in securities or by investing in one or more underlying investment companies that have substantially similar investment objectives, policies and limitations as the Fund.  Each Fund may invest in other mutual funds, money market funds, and exchange-traded funds (“ETFs”) that hold portfolio of securities which closely tracks the price performance and/or dividend yield of various indices, and other closed-end funds.  Popular ETFs include SPDRs, DIAMONDS and QQQQs.  SPDRs are S&P Depositary Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of seucities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index.  SPDRs trade on the American Stock Exchange under the symbol SPY.  A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY.  DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow.  DIAMONDS trade on the American Stock Exchange under the symbol DIA.  QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index.  QQQQs trade on the American Stock Exchange under the symbol QQQQ.  Exchange-traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs.

          Each Fund may also invest in various sector ETFs such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index.  Additionally, the Funds may invest in new exchange traded shares as they become available.  As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

              The structure of a closed-end fund poses additional risks than are involved when investing in most open-end funds.  For example, closed-end funds generally list their shares for trading on a securities exchange (as such, ETFs) and do not redeem their shares at the option of the shareholder.  By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares.  If a closed-end fund’s underlying market rises and the fund’s discount narrows or its premium widens, the price return of the closed-end fund — the actual return to the shareholder — will be greater than the fund’s NAV return.  Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in and levels of premiums and discounts.  Interest rate risk is one of two major factors that triggers changes in a closed-end fund’s premium/discounts.  When interest rates rise, bond prices (and consequently the net asset values of income funds — municipal-bond funds, preferred-stock funds, etc.) decline.  Declining bond prices may cause a closed-end fund’s price to decline faster as investors sell their shares in the open market.  On the other hand, the opposite scenario also occurs.  When rates fall and the net asset values of income-oriented closed-end funds rise, their prices tend to rise faster as investors buy in, resulting in narrower discounts and wider premiums.  A second factor that may contribute to changes in premium/ discount without necessarily a change in net asset value is low trading volumes and liquidity in the shares of the closed-end fund.  Most closed-end funds trade actively, and their shares are liquid.  Some funds, however, trade less actively, and may not be very liquid.  The market price of closed-end fund shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions and other factors beyond the control of a closed-end fund.  The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to net asset value.

              Another features that distinguishes closed-end funds from mutual funds is their ability to leverage a higher percentage of their assets (that is, use borrowed money to buy additional assets). Closed-end funds use several different methods to borrow money — issuing preferred stock, entering into reverse repurchase agreements and dollar rolls, borrowing under bank lines of credit, and so on. Leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment.  The maximum leverage ratio depends on how a closed-end fund leverages its assets — 33% if debt is used, 50% if preferred stock is used.  Thus, a closed-end fund with $100 million in net assets may borrow an additional $50 million, so that the borrowed amount ($50 million) is 33% of the total assets ($150).  Although closed-end funds rarely deleverage their assets completely, sometimes such funds may be forced to reduce leverage when the underlying market weakens dramatically, causing the fund’s total assets to decline to a level where the leverage ratio exceeds the permitted maximum.  A forced reduction in leverage can lead to a dividend reduction if the closed-end fund’s earnings that had been produced by the previously leveraged assets decline.

              Closed-end funds are usually offered only once at their initial public offering (IPO) and are not actively marketed.  A closed-end fund issues a prospectus only at its initial public offering.  After that, the fund is required to publish semi-annual and annual reports, but is not required to annually update its prospectus.  Unfortunately, key information that would describe a closed-end fund often is not required to be provided in an annual or semi-annual report.  For example, a high-yield closed-end fund would not be required to provide its annual reports a simple table with information on the credit quality of the high-yield bonds in its portfolio.  In addition, too many interest-rate-sensitive funds do not provide duration data, which would indicate how sensitive the portfolio is to interest rates.  Furthermore, most leveraged closed-end funds publish duration figures that do not include the effect of leverage.  Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate.

              B.         Equity Securities.  Equity securities are common stocks, preferred stocks, convertible preferred stocks, convertible debentures, American Depositary Receipts (“ADRs”), rights and warrants.  Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms.  Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms.  Warrants are options to purchase equity securities at a specified price valid for a specific time period.  Rights are similar to warrants, but normally have shorter durations.

              C.         Fixed Income.  Each of the Total Return and Tax-Exempt Fund invests primarily in fixed income securities.  Fixed income securities include corporate debt securities, high yield debt securities, convertible debt securities, municipal securities, U.S. government securities, mortgage-backed securities, asset-backed securities, zero coupon bonds, financial industry obligations, repurchase agreements, and participation interests in such securities.  Preferred stock and certain common stock equivalents may also be considered to be fixed income securities.  Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall.  Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

  1.   Corporate Debt Securities.  Each Fund may invest in corporate debt securities.  These are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs.  Corporate debt securities include commercial paper which consists of short term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Advisor considers corporate debt securities to be of investment grade quality if they are rated at the time of purchase BBB/Baa or higher by two out of the following three rating organizations:  Standard & Poor’s Ratings Group (“S&P”), Fitch Ratings (“Fitch”), or Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by the Advisor to be of comparable quality.  In determining the investment rating of a particular security, the Advisor typically adopts the higher rating of any two of S&P, Fitch and Moody’s.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.  If the rating of a security by any two of S&P, Fitch or Moody’s drops below investment grade, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk.

  2.   High Yield Debt Securities (“Junk Bonds”).  Subject only to the limitation on investments in illiquid securities, each of the Total Return and Tax-Exempt Fund may invest in an unlimited amount of securities that are below investment grade.  The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates.  An economic downturn could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest.

                                      The prices of high yield securities have been found to be more sensitive to interest rate changes than higher-rated investments, and more sensitive to adverse economic changes or individual corporate developments.  Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a security owned by a Fund defaulted, the Fund could incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and a Fund’s net asset value.  Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.  High yield securities also present risks based on payment expectations.  For example, high yield securities may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a high yield securities value will decrease in a rising interest rate market, as will the value of the Fund’s assets.  If the Fund experiences unexpected net redemptions, this may force it to sell its high yield securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

                                      In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on a Fund’s ability to accurately value high yield securities and the Fund’s assets and on the Fund’s ability to dispose of the securities.  Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly traded market.

                                      There are also special tax considerations associated with investing in high yield securities structured as zero coupon or pay-in-kind securities.  For example, each Fund reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.  Also, the shareholders are taxed on this interest even if the Fund does not distribute cash to them.  Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may sell some of its assets to distribute cash to shareholders.  These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

                                      Finally, there are risks involved in applying credit ratings as method for evaluating high yield securities.  For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield securities.  Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, each Fund (in conjunction with the Advisor) will continuously monitor the issuers of high yield securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities liquidity so the Fund can meet redemption requests.

                                      A description of the rating categories is contained in the Appendix.

  3.   Convertible Securities.  Each Fund may invest in convertible securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer’s underlying common shares, the common shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, Eurodollar convertible securities, convertible securities of foreign issuers, stock index notes, or a combination of the features of these securities.  Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities and provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers.  When the market price of a common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly.  As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities are ranked senior to common stock on an issuer’s capital structure and they are usually of higher quality and normally entail less risk than the issuer’s common stock, although the extent to which risk is reduced depends in large measure to the degree to which convertible securities sell above their value as fixed income securities.

  4.   Municipal Securities.  The Tax-Exempt Fund, directly or indirectly, invests primarily in municipal securities.  These are long- and short-term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance.  Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts.  They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.

                                      The two principal classifications of municipal securities are “general obligation” and “revenue” bonds.

                                      (i)       General Obligation Bonds.  General obligation bonds are supported by the issuer’s power to exact property or other taxes.  The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds.  However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.

                                      (ii)  Revenue Bonds. Revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees.  Bondholders may not collect from the municipality’s general taxes or revenues.  For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds.  Therefore, a shortfall in the tolls normally would result in default on the bonds.

                                      (iii)  Private Activity Bonds.  Private activity bonds are special revenue bonds used to finance private entities.  For example, a municipality may issue bonds to finance a new factory to improve its local economy.  The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company’s loan payments, not from any other revenues of the municipality.  Therefore, any default on the loan normally would result in default on the bonds.  The interest on many types of private activity bonds is subject to federal alternative minimum tax (“AMT”).  However, issues are available in the marketplace that are not subject to AMT due to qualifying tax rules.

                                      (iv)  Municipal Leases.  Municipalities may enter into leases for equipment or facilities.  In order to comply with state public financing laws, these leases are typically subject to annual appropriation.  In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget.  After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.  A Fund may invest in securities supported by pools of municipal leases.  The most common type of lease backed securities are certificates of participation(COPs).  However, the Tax-Exempt Fund may also invest directly in individual leases.

                    (v)  Municipal Notes.  Municipal notes are short-term tax-exempt securities.  Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues.  Municipalities may also issue notes to fund capital projects prior to issuing long- term bonds.  The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.  Municipal notes may  include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax exempt commercial paper.  Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes.  Each Fund may invest in other municipal securities such as variable rate demand instruments.

                    (vi) Tax Increment Financing Bonds.  Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues  attributable to projects financed by the bonds.  For example, a municipality may issue TIF bonds to redevelop a commercial  area.  The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area.  The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated.

                                      In order to be tax-exempt, municipal securities must meet certain legal requirements.  Failure to meet such requirements may cause the interest received and distributed by the a Fund to shareholders to be taxable.  Changes or proposed changes in federal tax laws may also cause the prices of municipal securities to fall.

                                      The Advisor considers municipal securities to be of investment grade quality if they are rated at the time of purchase BBB/Baa or higher by any two of the following three rating organizations: S&P, Fitch or Moody’s, or if unrated, determined by the Advisor to be of comparable quality.  Investment grade municipal securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.  If the rating of a municipal security by any two of S&P Fitch or Moody’s drops below investment grade, the Advisor will dispose of the security as soon as practicable, unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting a Fund’s objective without presenting excessive risk.

  5.   U.S. Government Securities.  U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

                          Each Fund may also invest in Treasury Inflation-Protected Securities (TIPS).  TIPS are special type of treasury note or bond that was created in order to offer bond investors protection from inflation.  The value of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI).  If the CPI goes up by half a percent the value of the bond would go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that your original investment will stay the same. TIPS decline in value when real interest rates rise.  In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

  6.   Mortgage-Backed Securities.  Mortgage-backed securities represent an interest in a pool of mortgages.  These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid.  Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities.  The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages.  Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments.  To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment).  In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value.  Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates.  Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates.  In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

                    In addition, the Funds may invest in CMOs.  CMOs are securities collateralized by mortgages or mortgage-backed securities.  CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence.  CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders.  Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities.  Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities.  In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses.  Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

  7.   Asset-Backed Securities.  Asset-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust.  Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior subordination.  The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted.  If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the Trust with respect to the underlying loans.  The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.  Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificateholder generally has no recourse against the entity that originated the loans.  The underlying loans are subject to prepayments which shorten the securities’ weighted average life and may lower their return.  As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.

  8.   Zero Coupon and Pay in Kind Bonds.  Corporate debt securities and municipal obligations include so-called “zero coupon” bonds and “pay-in-kind” bonds. Zero coupon bonds do not make regular interest payments.  Instead they are sold at a deep discount from their face value.  Each Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law.  This income will be distributed to shareholders.  Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations.  Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.  In calculating its dividend, the Funds take into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

                                      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately.  Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs).  These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program.  Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

                                      Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest.  Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments.  Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest.  Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders.  Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.  There is no limit on the amount of zero coupon bonds that a Fund may purchase; however no Fund will invest more than 5% of its net assets in pay-in-kind bonds.

  9.   Financial Service Industry Obligations.  Financial service industry obligations include among others, the following:

                                      (i)         Certificates of Deposit.  Certificates of deposit (CDs) are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from 14 days to 10 years) at a stated or variable interest rate.  However, each Fund may also invest in CDs that require a third party, such as a dealer or bank, to repurchase the CD for its face value upon demand.  A Fund treats such CDs as short-term securities, even though their stated maturity may extend beyond one year.

                                      (ii)        Time Deposits.  Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.  Time deposits are considered to be illiquid prior to their maturity.

                                      (iii)      Bankers’ Acceptances.  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

  10. Repurchase Agreements.  Each Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. Government (“U.S. Government Obligations”).  A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  The repurchase price exceeds the sale price, reflecting a Fund’s return on the transaction.  This return is unrelated to the interest rate on the underlying security.  Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Funds intend to enter into repurchase agreements only with the Trust’s custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy.

                  The Trust’s custodian will take possession of a Fund’s securities subject to repurchase agreements.  The Advisor or custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are also subject to credit risks.

              D.         Short Sales.    Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security.  A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.  A Fund making a short sale must segregate assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.  Each Fund may make short sales with respect to no more than 20% of its total assets.

              E.         Foreign Securities

                          1.         General.  Each Fund may invest in other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.   Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

                          To the extent a Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

                          2.         Emerging Markets Securities.   Each Fund may purchase ETFs and other closed end funds that invest in emerging market securities.  To the extent a Fund invests in foreign ETFs, the Fund could be subject to greater  risks  because the Fund’s  performance may depend on issues other than the performance of a particular closed-end fund.

                      Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                      Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

              F.  Strategic Transactions and Derivatives.  Each Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain and for investment purposes.  These strategies may be executed through the use of derivative contracts.  There is no limit on each Fund’s use of derivative hedging transactions to the extent that such derivative transaction is not otherwise deemed an illiquid security pursuant to relevant guidelines.  However, a Fund will not engage in a derivative transaction for speculative purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on derivative transaction would exceed 5% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

              In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, “Strategic Transactions”).  In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.  Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.  Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of each Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes.  Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured.  Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.  Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and  futures to limit leveraging of the Fund.

              Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.  Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.  The use of options and futures transactions entails certain other risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position.  In addition, futures and options markets may not be liquid in all circumstances.  As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all.  Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.  Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.  Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

                          1.         Options on Securities Indices.  Each Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.  Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value.  The seller of the option is obligated, in return for the premium received, to make delivery of this amount.  The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

                          2.         General Characteristics of Options.  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.  In addition, many Strategic Transactions involving options require segregation of a Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

                                      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price.  For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  A Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.  Each Fund is authorized to purchase and sell exchange listed options.  However, the Funds may not purchase or sell over-the-counter options, which are considered illiquid by the SEC staff.  Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.  The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

                                      With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available.  Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

                                      A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market.  Among the possible reasons for the absence of a liquid option market on an exchange are:  (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

                                      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

                                      If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income.  The sale of put options can also provide income.

                                      A Fund may purchase and sell call options on equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts.  All calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding.  Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

                                      A Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices.  A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.  In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

                          3.         General Characteristics of Futures.  Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes, and for duration management, risk management and return enhancement purposes.  Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.  The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

                                      A Fund’s use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes.  Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates.  The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund.  If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

                          4.         Use of Segregated and Other Special Accounts.  Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument.  In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  For example, a call option written by a Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by a Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis.  A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

                                      OCC-issued and exchange-listed index options will generally provide for cash settlement.  As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount.  These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call.  In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

                                      In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract.  Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

                                      Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.  A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions.  For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  Moreover, instead of segregating cash or liquid assets, if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  Other Strategic Transactions may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

               G.        Loans of Portfolio Securities.  Each Fund may make short- and long-term loans of its portfolio securities.  Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Funds on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities.  The Funds will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious.  With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.  No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund’s net assets.

              H.         Illiquid Securities.  Each Fund may invest up to 15% of its net assets in illiquid securities.  Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees.  The Advisor may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.  The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities.  Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.  However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

              I.          Rule 144A Securities.  Each Fund may invest in Rule 144A securities.  Rule 144A allows a broader institutional trading market for securities otherwise subject to restrictions on their resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resales of certain securities to qualified institutional buyers.  Rule 144A securities are not considered to be illiquid if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Advisor in accordance with the requirements established by the Board of Trustees.  In determining the liquidity of such securities, the Advisor may consider, among other things, the following factors:  (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

  INVESTMENT LIMITATIONS

  Fundamental.  The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund.  As used in the Prospectus and the SAI, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

              1.         Borrowing Money.  The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Funds; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of each Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Funds from entering into reverse repurchase transactions, provided that the Funds have an asset coverage of 300% for all borrowings and repurchase commitments of the Funds pursuant to reverse repurchase transactions.

              2.         Senior Securities.  The Funds will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

              3.         Underwriting.  The Funds will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

              4.         Real Estate.  The Funds will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate.  This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

              5.         Commodities.  The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Funds from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

              6.         Loans.  The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

              7.         Concentration. No Fund will invest 25% or more of its total assets in any particular industry.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

              8.         Diversification.  With respect to 75% of its total assets, a Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

        9.         Name Rule.  The Tax-Exempt Fund will (i) invest at least 80% of its assets in investments the income from which is exempt from federal income taxes, including federal AMT; or (ii) make distributions of income to its shareholders at least 80% of which are exempt from federal income taxation, including federal AMT.

              With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

              Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within 90 days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

        Non-Fundamental.  The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see “Investment Limitations-Fundamental” above).

              1.         Pledging.  The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

              2.         Borrowing.  No Fund will purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

              3.         Margin Purchases.  No Fund will purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

              4.         Illiquid Securities.  No Fund may invest more than 15% of its net assets in securities that are illiquid or restricted at the time of purchase, except that Rule 144A securities determined to be liquid by the Advisor shall not be considered illiquid for purposes of this policy.

  THE INVESTMENT ADVISOR

  The Advisor is YieldQuest Advisors, LLC, 3575 Piedmont Road, Suite 1550, Atlanta, Georgia 30309.  Jay K. Chitnis, portfolio manager of the Funds, is the founder, controlling member and Managing Director of the Advisor.

              Under the terms of the investment advisory agreements (the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board of Trustees.  As compensation for its management services, each Fund is obligated to pay the Advisor a fee (based on average daily net assets) computed and accrued daily and paid monthly at the following annual rates:  Equity Fund, 0.99%; Total Return Fund, 0.59% and Tax-Exempt Fund, 0.59%.  The Advisor contractually has agreed to waive its fees and/or reimburse each Fund’s expenses through June 30, 2007 to maintain each Fund’s total operating expenses, excluding brokerage costs, borrowing costs (such as interest expense and dividends on securities sold short), taxes, and extraordinary expenses as follows: Equity Fund, 1.19%; Total Return Fund, 0.79%; and Tax-Exempt Fund, 0.79%.

              The Agreements were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at an in-person meeting held on ________, 2005.

  [Describe materials reviewed and factors considered by the Board in approving each Agreement.]

              General Information

              The Advisor retains the right to use the name “YieldQuest” in connection with another investment company or business enterprise with which the Advisor is or may become associated.  The Trust’s right to use the name “YieldQuest” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.

              The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts.  If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, the Advisor believes that there would be no material impact on the Funds or their shareholders.  Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not.  The Funds may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

  About the Portfolio Manager

              Jay K. Chitnis, Managing Director of the Advisor, serves as the portfolio manager solely responsible for making the investment decisions for the Funds (“Portfolio Manager”).  In addition to acting as Portfolio Manager to the Funds, the Portfolio Manager also serves on the Advisor’s investment committee and, as such, is jointly responsible for making the investment decisions for Advisor’ advisory accounts.  As a member of the Advisor’s investment committee, which consists of several other members, the Portfolio Manager was responsible for management of the following types of accounts as of May 31, 2005:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies (other than the Trust and Funds)	None	N/A	N/A	N/A
Pooled Investment Vehicles	None	N/A	N/A	N/A
Other Accounts	35	$10 million	None	N/A

  The Portfolio Manager is compensated for his services by the Advisor in the form of a base salary.  In addition, as the primary principal of the Advisor, the Portfolio Manager also shares in any profits that are realized by the Advisor.  As with all other employees of the Advisor, the Portfolio Manager also participates in the Advisor’s profit sharing and other benefit plans.

          To the extent a Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other client desires to sell the same portfolio security at the same time.  On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.  In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata, average price per share basis.

  TRUSTEES AND OFFICERS

  The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

  The following table provides information regarding the Independent Trustees.

Name, Address*, (Date of Birth), Position with Fund Complex,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Trusteeships
Kristofor Behn, CFP® Independent Trustee, Since inception

  President and Founder of Fieldstone Financial Management Group (“Fieldstone”), an SEC-registered investment advisor based in Massachusetts, since 1996 (Fieldstone has been recognized by Bloomberg Wealth Manager Magazine as one of the top 150 wealth managers in the country); Member of the National Association of Personal Financial Advisors (NAPFA), the only nationally recognized, fee-only financial planning organization in the country, since _____.

Denise M. Buchanan Independent Trustee, Since inception

  Chief Compliance Officer and Senior Compliance Consultant of Hatteras Investment Partners, LLC, an SEC-registered investment advisor based in ___, since ____, 2003; President of Broker/Dealer Sales & Consulting, a consulting group specializing in compliance guidance for registered broker-dealers and investment advisors, since 1996.

Craig Ruff, Ph.D, CFA® Independent Trustee, Since inception

  Clinical Assistant Professor of Finance at Georgia State University in Atlanta, GA,  since August 2003; Vice President, Educational Products for CFA Institute (formerly: Association for Investment Management and Research (AIMR)) in Charlottesville, VA, from ___ to July 2003 (including as Associate Editor of the Financial Analysts Journal and Acting Director of AIMR's Research Foundation).

  *    The address for each Trustee is 3575 Piedmont Road, Suite 1550, Atlanta, Georgia 30309

  **  Fund Complex refers to YieldQuest Funds.  The Fund Complex currently consists of 3 series.

              The Audit Committee consists of the Independent Trustees.  The Audit Committee is responsible for overseeing the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Funds’ financial statements and the independent audit of the financial statements; and acting as a liaison between the Funds’ independent auditors and the full Board of Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and will meet at least once annually.

              The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address*, (Date of Birth), Position with Fund Complex,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Trusteeships
Jay K. Chitnis*** Trustee and President, Since inception

  Managing Director of the Advisor, since June 2004; Managing Director of YieldQuest Securities, LLC, a registered broker dealer and member NASD since ____; Managing Director of YieldQuest Investment Group, a division (firm within a firm) of Register & Akers Investments, Inc., from June 2004 to _____ 2005, of McDonald Investments, from September, 2001 to June 2004; and of First Union Securities (Wachovia Securities), from 1998 to September, 2001, all NASD registered broker-dealers and members SIPC; Senior Vice President of  CIBC/Oppenheimer Corp., from 1996 to 1998.

David Summers Treasurer, Since inception

  Senior Vice President and Chief Compliance Officer of the Advisor and YieldQuest Securities, LLC, since June 2004; Senior Vice President and Chief Compliance Officer of YieldQuest Investment Group, a division (firm within a firm) of Register & Akers Investments, Inc. from June 2004 to ____ 2005; Vice President of YieldQuest Investment Group, a division of McDonald Investments, from September, 2001 to June 2004; and Investment Associate at First Union Securities (Wachovia Securities), from 1998 to September, 2001, all NASD registered broker-dealers and members SIPC.

  *    The address for each Trustee and officer  is 3575 Piedmont Road, Suite 1550, Atlanta, Georgia 30309

  **  Fund Complex refers to YieldQuest Funds.  The Fund Complex currently consists of 3 series.

  ***  Mr. Chitnis may be deemed to be an “interested person” of the Trust because he is the Managing Director of the Advisor.

              The following table provides information regarding shares of the Funds and other portfolios of the  Fund Complex owned by each Trustee as of __________, 2005.

Name of Trustee	Dollar Range of Fund Shares		Aggregate Dollar Range of Shares of All Funds Within the Fund Complex*
	Name of Fund	Dollar Range
Kristofor Behn, CFP®, Trustee	$________	$________	$_______
Denise M. Buchanan, Trustee
Craig Ruff, Ph.D, CFA®, Trustee
Jay K. Chitnis**, Trustee and President

  * Fund Complex refers to YieldQuest Funds.  The Fund Complex currently consists of 3 series.

  ***  Mr. Chitnis may be deemed to be an “interested person” of the Trust because he is the Managing Director of the Advisor.

              Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each Fund on an individual basis and by the Fund Complex on an aggregate basis for the Funds’ initial fiscal year, assuming that there are three series in the Fund Complex.  Trustees’ and officers’ fees and expenses of the Trust are Fund Complex expenses and each series incurs its pro rata share of expenses based on the number of series in the Fund Complex.

Independent Trustees	Aggregate Compensation from Each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex*
Kristofor Behn, CFP®, Trustee	$________	$________	$________	$________
Denise M. Buchanan, Trustee	$________	$________	$________	$________
Craig Ruff, Ph.D, CFA®, Trustee
Non-Independent Trustees and Officers	Aggregate Compensation from Each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex*
Jay K. Chitnis**, Trustee and President	$0	$0	$0	$0
David Summers	$0	$0	$0	$0

                                                      * Fund Complex refers to YieldQuest Funds.  The Fund Complex currently consists of 3 series.

                                      **  Mr. Chitnis may be deemed to be an “interested person” of the Trust because he is the Managing Director of the Advisor.

  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

              A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the management agreement with the Advisor.

  [List control persons and % ownership.]

  PORTFOLIO TURNOVER

              Each Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  A Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

  PORTFOLIO TRANSACTIONS AND BROKERAGE

              Subject to policies established by the Board of Trustees, the Advisor is responsible for each Fund’s portfolio decisions and the placing of each Fund’s portfolio transactions.  From time to time, the Advisor may execute Fund portfolio transactions through its affiliated broker-dealer, YieldQuest Securities LLC.  In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility, responsiveness of the broker or dealer, clearance procedures, wire service quotations, statistical and other research services provided by the broker or dealer to the Funds and the Advisor.  The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

              Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

       When the Advisor deems the purchase or sale of securities to be in the best interests of a Fund or its other clients, the Advisor may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. To the extent that a Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time.  In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Board.

  The Trust and the Advisor have each adopted a Code of Ethics (the “Rule 17j-1 Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940.  The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by each Fund.  You may obtain a copy of the Code from the Funds or the Advisor, free of charge, by calling the Fund at (800) _______.  You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

  DISCLOSURE OF PORTFOLIO HOLDINGS

              Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  Each Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of a Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

              The Funds release portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Funds.  These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian.  The Funds also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time.  This information is disclosed to all such third parties under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

              Additionally, the Funds may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Funds.  In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make a Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee.  Neither the Funds, the Advisor nor any of their affiliates receive any portion of this fee.  Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.  Each Fund also may post its complete portfolio holdings to the YieldQuest web site within approximately 25 days after the end of the month.  The information will remain posted on the web site until replaced by the information for the succeeding month.  If the YieldQuest web site is for some reason inoperable, the information will be supplied no more frequently then quarterly and on a delayed basis.

  PROXY VOTING POLICY

              The Trust and the Advisor each have adopted a Proxy Voting Policy reasonably designed to ensure that proxies are voted in shareholders’ best interests.  As a brief summary, the Trust’s Proxy Voting Policy delegates proxy voting to the Advisor, subject to the supervision of the Board.  The Advisor’s Proxy Voting Policy provides that the Advisor will review proxy issues on a company-by-company basis and analyze the economic impact these issue may have on the Fund’s investment objective.  The Policy also states that Advisor will give great weight to the views of management only when the issues involved will not have a negative impact on investor values.  The Policy outlines specific factors that the Advisor will consider in deciding how to vote proxies relating to, among other things, director elections, corporate governance, executive compensation, shareholder rights and social and environmental issues.  The Policy provides that the Advisor generally will vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion.  Under both the Trust’s and the Advisor’s Proxy Voting Policy, if any potential conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions.

              You may obtain a copy of the Proxy Voting Policy free of charge by calling 800-_____ - _______ to request a copy, or by writing to the Advisor at c/o YieldQuest Advisors, LLC, 3575 Piedmont Road, Suite 1550, Atlanta, Georgia 30309, Attn: YieldQuest Funds Chief Compliance Officer.  A copy of the Policy will be mailed to you within three days of receipt of your request.  You may obtain a copy from Fund documents filed with the SEC and available on the SEC’s website at www.sec.gov.  A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th will be filed by the Trust with the SEC on new Form N-PX.  The Fund’s proxy voting record will be made available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s website.

  DETERMINATION OF NET ASSET VALUE

              The net asset value (“NAV”) of the shares of each Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value.  The Trust is open for business on every day on which the New York Stock Exchange (“NYSE”) is open for trading.  The NYSE is closed on Saturdays, Sundays and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

              For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or it no sales prices are reported, based on the quotes obtained from a quotation reporting system, established market makes, or pricing services.  Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices.  Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. ETFs, exchange-traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.  Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

          In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by the Advisor.  Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE close.  To the extent that there is a delay between a change in the value of a Fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the Fund’s shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices.  The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities.  Fair value pricing requires subjective determinations about the value of a security.  There are no assurances that a Fund will realize fair valuation upon the sale of a security.

              Each Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (included accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

       Net Assets                 =  Net Asset Value Per Share

      Shares Outstanding

  REDEMPTION IN-KIND

              The Funds do not intend to redeem shares in any form except cash.  However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

  STATUS AND TAXATION OF THE FUNDS

  Each Fund was organized as series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year.  There can be no assurance that they actually will so qualify.  If the Funds qualify as a RIC, their dividend and capital gain distributions generally are subject only to a single level of taxation to the shareholders.  This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

  If the Funds do qualify as a RIC but (in a particular tax year) distribute less than 98% of their ordinary income and their capital gain net income (as the Code defines each such term), the Funds are subject to an excise tax.  The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year.  If the Funds do not qualify as a RIC, their income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Funds.

  To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Funds must, among other requirements:

  •     Derive at least 90% of their gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

  •     Diversify their investments in securities within certain statutory limits; and

  •     Distribute annually to their shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

  The Funds may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities).  If they do so, the Funds will have to include in their income each share of the original issue discount that accrues on the securities during the taxable year, even if the Funds receive no corresponding payment on the securities during the year.  Because the Funds annually must distribute (a) 98% of their ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of their investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Funds may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash they actually receive.  Those distributions would be made from each Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary.  The Funds might realize capital gains or losses from any such sales, which would increase or decrease the Funds’ investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

  Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Funds realize in connection with the hedge.  The Funds’ income from options, futures, and forward contracts, in each case derived with respect to their business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

  Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary.  Special rules apply to payouts from Roth and Education IRAs.

  The portion of the dividends a Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

  If you are a non-retirement plan holder, the Funds will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions.  Generally, the Funds’ distributions are taxable to you in the year you received them.  However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared.  Investors should be careful to consider the tax consequences of buying shares shortly before a distribution.  The price of shares purchased at that time may reflect the amount of the anticipated distribution.  However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

  If shares of the Funds are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as a long-term instead of a short-term capital loss, to the extent of any capital gain distributions received on such shares.

  The Funds’ net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction.

  The foregoing is only a summary of some of the important federal income tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning.  Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

  CUSTODIAN

  The Bank of New York, located at One Wall Street, New York, New York 10286, serves as Custodian of the Funds’ investments.  The Custodian acts as the Funds’ depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.

  FUND ADMINISTRATION

  The Administrator for the Funds is Gemini Fund Services, LLC, (“GFS” or the “Administrator”), which has its principal office at 150 Motor Parkway, Suite 205, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

  Pursuant to an Administration Service Agreement with the Funds, the Administrator provides administrative services to the Funds, subject to the supervision of the Board. The Administration Service Agreement was initially approved by the Board at a meeting held on _____ __, 2005.  The Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

  Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funda; (ii) facilitating the performance of administrative and professional services to the Funda by others, including the Funds’ Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Funds’ shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectuses.

  For the services rendered to the Funds by the Administrator, the Funds pay the Administrator a fund administration fee equal an annual fee for each Fund of $25,000 plus 6 basis points or 0.06% on net assets from $75 million to $175 million; 4 basis points or 0.04% on net assets of $175 million to $500 million; 2 basic points or 0.02% on net assets greater than $500 million.  The Funds also pay the Administrator for any out-of-pocket expenses.

  FUND ACCOUNTING

  The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Funds with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

  For the services rendered to the Funds by the Fund Accounting Service Agreement, the Funds pay a Fund Accountant a fee equal to an annual base annual fee for each Fund of $25,000 plus $6,000 for each additional class above one and $6,000 for international or bond funds plus 1.25 basis points or 0.0125% on net assets of $75 million to $175 million; 1.00 basis points or 0.0100% on net assets of $175 million to $275 million; 0.50 basis points or 0.0050% on net assets greater than $275 million. The Funds also pay for any out-of-pocket expenses.

  TRANSFER AGENT

  GFS, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with Fund dated _____, 2005. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

  ACCOUNTANTS

  The firm of _________, has been selected as independent public accountants for the Funds for the fiscal year ending June 30, 2006.  __________ will perform an annual audit of the Funds’ financial statements and provides financial, tax and accounting consulting services as requested.

  DISTRIBUTOR

  Aquarius Fund Distributors, LLC (“Distributor”), located at 1005 South 107th Avenue, Omaha, NE 68114, is the exclusive agent for distribution of shares of the Funds.  The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Pursuant to a distribution agreement with the Trust on behalf of the Funds, the Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares.  Shares of the Funds are offered to the public on a continuous basis.

  FINANCIAL STATEMENTS

          An initial seed capital balance sheet of the Funds as of _______, 2005, audited by ____________, is filed herewith and incorporated herein by reference to this SAI.

  APPENDIX A

  DESCRIPTION OF CORPORATE BOND RATINGS

  A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the two highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the Advisor to be of comparable quality).  The percentage of a Fund’s assets invested in securities in a particular rating category will vary.  The following terms are generally used to describe the credit quality of fixed income securities:

  High Quality Debt Securities are those rated, in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by the Advisor.

  Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Advisor.

  Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and Fitch. They are deemed to be predominately speculative with respect to the issuer’s ability to repay principal and interest.

  Standard & Poor’s  Ratings  Services

              The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

              The ratings are based, in varying degrees, on the following considerations:

  I.          Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

  II.         Nature and provisions of the obligation.

  III.       Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

  Corporate and Municipal Bond Ratings

  Investment Grade

  AAA: Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  Speculative Grade

  Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

  B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

  CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

  CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

  C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating CI is reserved for income bonds on which no interest is being paid.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

  r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

  The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

  N.R.: Not rated.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  Commercial Paper Rating Definitions

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

  A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B: Issues rated B are regarded as having only speculative capacity for timely payment.

  C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

  Fitch Ratings

  Short-Term Debt Rating Definitions

  F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is  assigned to the “best” credit  risk relative to all others in the same country and is normally  assigned to all financial commitments  issued or guaranteed by the sovereign  state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

  F-2--  Indicates a satisfactory capacity for timely payment of financial commitments  relative to other issuers or issues in the same country.  However, the margin of safety is not as great as in the case of the higher ratings.

  F-3--Indicates an adequate capacity for timely payment of financial  commitments relative to other issuers or issues in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

  Moody’s Investors Service, Inc.

  Moody’s Long-Term Ratings: Bonds and Preferred Stock

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Corporate Short-Term Debt Ratings

  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

  Short-Term Municipal Bond Ratings

  There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

  MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

  MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

  SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

  YieldQuest Funds Trust

  PART C

  OTHER INFORMATION

  ITEM 23.              EXHIBITS.

  (a)(1)             Form of Agreement and Declaration of Trust dated May 9, 2005 - Filed herewith.

  (a)(2)             Certificate of Trust as filed with the State of Delaware on May 9, 2004 - Filed herewith.

  (b)                 Form of By-Laws, effective as of May 9, 2005 - Filed herewith.

  (c)                  Instruments Defining Rights of Security Holders.

  See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust.

  See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

  (d)              Form of Management Agreement between the Registrant, on behalf of YieldQuest Core Equity Fund, YieldQuest Total Return Bond Fund and YieldQuest Tax-Exempt Bond Fund   and YieldQuest Advisors, LLC - To be filed.

  (e)                  Form of Underwriting Agreement between the Registrant and Aquarius Fund Distributors, LLC - To be filed.

  (f)                  Bonus or Profit Sharing Contracts - Not Applicable.

  (g)                 Form of Custody Agreement between the Registrant and the Bank of New York - Filed herewith.

  (h)(1)             Form of Fund Accounting Service Agreement between the Registrant and Gemini Fund Services, LLC - Filed herewith.

  (h)(2)             Form of Administration Service Agreement between the Registrant and Gemini Fund Services, LLC - Filed herewith.

  (h)(3)             Form of Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC - Filed herewith.

  (h)(4)             Expense Limitation Agreement between the Registrant, on behalf of YieldQuest Core Equity Fund, YieldQuest Total Return Bond Fund and YieldQuest Tax-Exempt Bond Fund and YieldQuest Advisors, LLC - To be filed.

  (i)                  Opinion and Consent of Counsel - To be filed.

  (j)(1)              Consent of Independent Auditors - To be filed.

  (j)(2)              Power of Attorney - To be filed.

   (k)                Omitted Financial Statements - Not Applicable.

  (l)                  Initial Capital Agreements - Not Applicable

  (m)                Form of Rule 12b-1 Plan for YieldQuest Core Equity Fund, YieldQuest Total Return Bond Fund and YieldQuest Tax-Exempt Bond Fund  - To be filed.

  (n)                 Rule 18f-3 Plan - Not Applicable.

  (p)(1)             Code of Ethics of the Registrant and YieldQuest Advisors, LLC - To be filed.

  (p)(2)             Code of Ethics of Aquarius Fund Distributors, LLC - To be filed.

  ITEM 24.              PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

  None.

  ITEM 25.              INDEMNIFICATION.

  Article VIII, Section 2(a) of the Agreement and Declaration of Trust (the “Trust Agreement”) provides that, to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust, whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Trust Agreement indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

  Article VIII, Section 2(b) of the Trust Agreement provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII of the Trust Agreement.

  ITEM 26.              BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

                     Certain information pertaining to the business and other connections of YieldQuest Advisors, LLC, the Advisor to the YieldQuest Core Equity Fund, YieldQuest Total Return Bond Fund and YieldQuest Tax-Exempt Bond Fund (each a “Fund” and collectively the “Funds”), is hereby incorporated herein by reference to the section of the Prospectus captioned “Management of the Funds” and to the section of the Statement of Additional Information captioned “The Investment Advisor.”  The information required by this Item 26 with respect to each director, officer or partner of YieldQuest Advisors, LLC is incorporated by reference to form ADV filed by YieldQuest Advisors, LLC filed via the NASDR’s CRD/IARD system.

  ITEM 27.         PRINCIPAL UNDERWRITER.

          (a)          Aquarius Fund Distributors, LLC (“AFD”), the principal underwriter of the Registrant, also acts as principal underwriter for the following:

  AdvisorOne Funds, Bryce Capital Funds, DCM Series Trust, Merit Advisors Investment Trust, New River Funds, the North Country Funds, Northern Lights Fund Trust, Roge Partners Funds, and the Saratoga Advantage Trust

                 (b)          AFD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.  The principal business address of AFD is 1005 South 107th Avenue, Omaha, Nebraska 68114.  AFD is an affiliate of Gemini Fund Services, LLC.  To the best of Registrant’s knowledge, the following are the members and officers of AFD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Registrant and Funds
Jeff Paiz	President	None
Brian Nielsen	Secretary	None
Brian Vinchur	Treasurer	None

  (c)          Not Applicable.

  ITEM 28.              LOCATION OF ACCOUNTS AND RECORDS.

  The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchanged Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

  •      Bank of New York (‘BONY”), located at One Wall Street, 25th Floor, New York, New York 10286, provides custodian services to the Registrant pursuant to  Custody Agreements between BONY and the Trust.

  •      Gemini Fund Services, LLC (“GFS”), located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, provides transfer agent and dividend disbursing services pursuant to  Transfer Agency and Service Agreements between GFS and the Trust.  In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.

  •      Gemini Fund Services, LLC, located at 150 Motor Parkway, Hauppauge, New York 11788, maintains all records required pursuant to Administrative Service Agreements with the Trust.

  •      Aquarius Fund Distributors, LLC. located at 1005 South 107th Avenue, Omaha, NE 68114, as principal underwriter for the Funds, maintains all records required to be maintained pursuant to each Fund’s Distribution Plan and Agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

  •      YieldQuest Advisors, LLC, located at 3575 Piedmont Road, Suite 1550, Atlanta, Georgia 30309.  , pursuant to an Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Funds.

  ITEM 29.              MANAGEMENT SERVICES.

  Not applicable.

  ITEM 30.              UNDERTAKINGS.

  Not applicable.

  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Atlanta, and the State of Georgia, on the 23rd day of May, 2005.

  YieldQuest Funds Trust

  /s/ Jay K. Chitnis

  Jay K. Chitnis

  President and Sole Trustee

  Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and the date(s) indicated.

SIGNATURE	TITLE	DATE
/s/ Jay K. Chitnis_______________ Jay K. Chitnis	President and Sole Trustee	May 23, 2005

  EXHIBIT INDEX

EXHIBITS	EXHIBIT NO.
Form of Agreement and Declaration of Trust dated May 9, 2005	EX-99.a.1
Certificate of Trust as filed with the State of Delaware on May 9, 2005	EX-99.a.2
Form of By-Laws, effective May 9, 2005	EX-99.b
Form of Custody Agreement between the Registrant and the Bank of New York	EX-99.g
Form of Fund Accounting Service Agreement between the Registrant and Gemini Fund Services, LLC	EX-99.h.1
Form of Administration Service Agreement between the Registrant and Gemini Fund Services, LLC	EX-99.h.2
Form of Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC	EX-99.h.3